SECURITIES ACT FILE NO. 333-56881

                             ING BIOTECHNOLOGY FUND

                        SUPPLEMENT DATED OCTOBER 28, 2002
                              CLASSES A, B, C AND Q
         ING DOMESTIC EQUITY FUNDS PROSPECTUSES DATED SEPTEMBER 23, 2002
           ING EQUITY TRUST STATEMENT OF ADDITIONAL INFORMATION DATED
                               SEPTEMBER 23, 2002

     On October 28, 2002, the Executive Committee of the Board of Trustees of ING Equity Trust (the "Trust") with respect to ING Biotechnology Fund (the "Fund") has approved the closing of the Fund in conformity with all provisions of Massachusetts law, the Investment Company Act of 1940, the Internal Revenue Code of 1986, as amended, the Trust's Declaration of Trust dated June 12, 1998, as amended, and By-Laws. Accordingly, the Fund will be closed to new investments effective October 29, 2002.

     AW Advisors, LLC, sub-adviser to the ING Biotechnology Fund, submitted their resignation of their sub-advisory relationship. This resignation will become effective November 15, 2002.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE